SECURITIES AND EXCHANGE COMMISSION
                  				    WASHINGTON, D.C. 20549

                          					FORM 8-K

                  				CURRENT REPORT PURSUANT TO
			                  	SECTION 13 OR 15(d) OF THE
			                 SECURITIES EXCHANGE ACT OF 1934

                   				    April 12, 2000
		        	Date of report (Date of earliest event reported)


                   				BUSINESSMALL.COM, INC.
 	   	(Exact Name of Registrant as Specified in its Charter)


                        					NEVADA
 		       (State or Other Jurisdiction of Incorporation)



			   	0-15413                   		    95-3480640
(Commission File Number)	   	(IRS Employer Identification No.)


	18489 U.S. 19 North, Clearwater, Florida                33764
	(Address of Principal Executive Offices)	             (Zip Code)


                    				(727) 507-3555
	     	(Registrant's Telephone Number, Including Area Code)




         		  PROGRESSIVE TELECOMMUNICATIONS CORPORATION
	     601 Cleveland Street, Suite 930, Clearwater, Florida 33755 (Former Name or Former Address, if Changed Since Last Report)



                    					FORM 8-K

		ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

	On April 12, 2000, the Registrant engaged Grant Thornton LLP to act as the Registrant's independent certified public accountant. Grant Thornton LLP replaces Meeks, Dorman & Company, P.A. who resigned on February 10, 2000.


                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            					BUSINESSMALL.COM, INC.



Date:	April 13, 2000          	By: /s/ Barry L. Shevlin
                                   Barry L. Shevlin
					                              Chairman and Chief Executive Officer